UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2009

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Actions

On October 29, 2009 the Compensation and Management Development Committee of the Board of Directors (the "Committee") of Conexant Systems, Inc. took the following actions:

(1) adopted the Management Incentive Plan and
(2) granted restricted stock units to its named executive officers;

Management Incentive Plan ("MIP"):

On October 29, 2009, the Committee adopted the Management Incentive Plan ("MIP"), an annual cash bonus program, for the fiscal year ending October 1, 2010. All Named Executive Officers are eligible to participate in the MIP as well as well as such other employees as determined by the Chief Executive Officer. Each eligible employee, including the Named Executive Officers, is eligible to receive an annual bonus award based upon the employee’s bonus target, the employee’s performance during fiscal 2010, and the size of an incentive pool that the Committee approves for the payment of bonuses. Semiannually, the Committee, in its sole discretion, will determine the size of the incentive pool. In exercising its discretion to determine the size of the incentive pool, if any, the Committee will consider all circumstances then existing that it deems relevant, including, but not limited to, the achievement of certain fiscal 2010 core operating profit goals, market conditions, forecasts and anticipated expenses to be incurred or payable during fiscal 2010. The Committee, in its sole discretion, may increase or decrease individual awards from the target levels, based on individual performance and available incentive pool.

The above description of certain terms and conditions of MIP is qualified in its entirety by reference to the full text of the MIP Plan, a copy of which is attached to this Report as Exhibit 10.1 and incorporated herein by reference.

Grant of Restricted Stock Units:

On October 29, 2009, the Committee approved the making of a grant of Restricted Stock Units ("RSU"s) on November 2, 2009 to the Company’s Named Executive Officers. Mr. Mercer received 425,000 RSUs; Messrs. Chittipeddi and Scherp, the Co-Presidents, each received 200,000 RSUs; Ms. J. Hu received 175,000 RSUs; and, Mr. M. Peterson received 125,000 RSUs. The RSUs granted to Messrs. Mercer, Chittipeddi and Scherp will vest on November 2, 2011; half of the RSUs granted to Ms. Hu and Mr. Peterson will vest on November 2, 2010 and the remainder will vest on November 2, 2011.

Item 9.01 Financial Statements and Exhibits.

10.1 2010 Management Incentive Plan

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

November 3, 2009	By:	Mark Peterson

Name: Mark Peterson
Title: Senior Vice President, Chief Legal Officer and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	2010 Management Incentive Plan